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                                                                EXHIBIT 10.74(b)

                         FIRST AMENDMENT TO TRADEMARK,
                      TRADENAME AND SERVICE MARK COLLATERAL
                        ASSIGNMENT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO TRADENAME, TRADEMARK AND SERVICE MARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT (the "Amendment") is made as of this 29th day of May, 1996 by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Assignor"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, the successor-in-interest to Norwest Business Credit, Inc. ("Norwest Bank").

         WHEREAS, Assignor and Norwest Business Credit, Inc. ("NBCI") are parties to that certain Trademark, Tradename and Service Mark Collateral Assignment and Security Agreement dated as of August 3, 1995, which was filed with the United States Department of Commerce Patent and Trademark Office on August 17, 1995 in Reel/Frame: 1382/0782 (the "Agreement");

         WHEREAS, NBCI has assigned, and Norwest Bank has assumed, all of NBCI's right, title, interest, privileges, obligations and liabilities under the Agreement;

         WHEREAS, Assignor has filed additional trademarks, tradenames and/or service marks with the United States Department of Commerce Patent and Trademark Office since August 17, 1995, which trademarks, tradenames and/or service marks are intended to be collateral security for the obligations of Assignor to Assignee; and

         WHEREAS, Assignor and Norwest Bank desire to amend the Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Assignor and Norwest Bank, intending to be legally bound, agree as follows:

         1. Interpretation. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Agreement.

         2. Lender. All references to "Lender" in the Agreement shall hereafter refer to Norwest Bank Arizona, National Association, a national banking association.

         3. Recitals. The Section of the Agreement entitled "RECITALS" is hereby amended to add the following:

                           D. On or about May 29, 1996, Norwest Business Credit,
                  Inc. assigned and transferred to Norwest Bank Arizona, National Association, all of its right, title, interest,
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                  privileges, obligations and liabilities under the Note and
                  Loan Agreement and all of the other agreements and documents evidencing, securing or otherwise relating thereto, including, without limitation, this Agreement.

                           E. Assignor and Norwest Bank Arizona, National
                  Association, have concurrently herewith executed and delivered that certain First Amendment to Loan and Security Agreement dated as of May 29, 1996 which provides, among others, for an additional $3,000,000 multiple advance loan from Norwest Bank Arizona, National Association, to Assignor, subject to and on the terms and conditions contained therein, which loan is evidenced by that certain Multiple Advance Note dated May 29, 1996 from Assignor to Norwest Bank Arizona, National Association, in the original principal amount of $3,000,000, as it may hereafter be amended, modified, restated, extended, renewed and/or consolidated from time to time (the "Term Note").

         4. Obligations Secured. Section 2(a) of the Agreement is hereby deleted and the following inserted therefor:

                           (a) The payment of indebtedness in the total
                  principal amount of up to $5,000,000, with interest thereon, evidenced by the Note and the Term Note.

         5. Tradename, Trademark and Service Mark Schedule. Schedule A attached to the Agreement is hereby deleted in its entirety and replaced by Schedule A attached to the First Amendment to Tradename, Trademark and Service Mark Collateral Assignment and Security Agreement dated as of May 29, 1996 between Assignor and Assignee, which is incorporated in the Agreement by this reference.

         6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Arizona.

         7. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which combined shall constitute one and the same instrument.

         8. Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         9. Amendment. Except as otherwise amended hereby, all of the terms and provisions of the Agreement shall remain in full force and effect.

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         10. Power of Attorney. For purposes of compliance with Arizona Revised
Statutes Section 14-5503, Section 13 of the Agreement and any other provisions in the Agreement granting a power of attorney by Assignor to Lender are incorporated herein by this reference.

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       ASSIGNOR:

                                       MEDICIS PHARMACEUTICAL
                                       CORPORATION, a Delaware corporation
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Witness

                                       By:
                                          -------------------------------------
                                       Name:    Jonah Shacknai
                                            -----------------------------------
                                       Title:  Chairman of the Board
                                             ----------------------------------

                                       NORWEST BANK:

                                       NORWEST BANK ARIZONA, NATIONAL
                                       ASSOCIATION, a national banking
                                       association

                                       By:
                                          -------------------------------------
                                       Name:  Jeffrey R. Wentzel
                                            -----------------------------------
                                       Title:   Vice President
                                             ----------------------------------

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STATE OF ARIZONA       )
                       ) ss.
County of Maricopa     )

                  The foregoing instrument was acknowledged before me, the undersigned notary public, this 29th day of May, 1996, by Jonah Shacknai, the Chairman of the Board of MEDICIS PHARMACEUTICAL CORPORATION, an Arizona corporation, on behalf of the corporation.

                                       ---------------------------------
                                       Notary Public

My Commission Expires:

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STATE OF ARIZONA       )
                       ) ss.
County of Maricopa     )

                  The foregoing instrument was acknowledged before me, the undersigned notary public, this 29th day of May, 1996, by Jeffrey R. Wentzel, the Vice President of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, on behalf of the banking association.

                                       ---------------------------------
                                       Notary Public

My Commission Expires:

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